The Rochdale Investment Trust

Supplement Dated February 6, 2006
to
Prospectus dated April 30, 2005

This Supplement relates to the Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio and Rochdale Mid/Small Value Portfolio (collectively, the “Portfolios”).

The benchmark indices for each of the Portfolios have changed. Since their inception, each Portfolio has compared its performance to one or more benchmarks consisting of several broad-based market indices published by Standard & Poor’s. Standard & Poor’s has re-named these indices and changed the methodology by which they are compiled. The Advisor and the Board of Trustees have determined that these revised indices, while not identical in composition or methodology to the former indices, are similar enough that they will provide appropriate benchmark comparisons going forward.

Accordingly, the benchmarks indices for each of the Portfolios are now as follows:

Rochdale Large Growth Portfolio	S&P 500/Citigroup Growth Index
Rochdale Large Value Portfolio	S&P 500/Citigroup Value Index
Rochdale Mid/Small Growth Portfolio	S&P 1000/Citigroup Growth Index
Rochdale Mid/Small Value Portfolio	S&P 1000/Citigroup Value Index

All future performance data for the Portfolios will include comparative data with respect to these indices. Performance data for the former indices will not be presented as it will not be available.